Janus Investment Fund

Janus Henderson Absolute Return Income Opportunities Fund	Janus Henderson Global Sustainable Equity Fund
Janus Henderson Adaptive Risk Managed U.S. Equity Fund	Janus Henderson Global Technology and Innovation Fund
Janus Henderson Balanced Fund	Janus Henderson Government Money Market Fund
Janus Henderson Contrarian Fund	Janus Henderson Growth and Income Fund
Janus Henderson Developed World Bond Fund	Janus Henderson High-Yield Fund
Janus Henderson Enterprise Fund	Janus Henderson International Dividend Fund
Janus Henderson European Focus Fund	Janus Henderson Mid Cap Value Fund
Janus Henderson Flexible Bond Fund	Janus Henderson Money Market Fund
Janus Henderson Forty Fund	Janus Henderson Multi-Sector Income Fund
Janus Henderson Global Allocation Fund - Conservative	Janus Henderson Overseas Fund
Janus Henderson Global Allocation Fund - Growth	Janus Henderson Research Fund
Janus Henderson Global Allocation Fund - Moderate	Janus Henderson Short Duration Flexible Bond Fund
Janus Henderson Global Equity Income Fund	Janus Henderson Small Cap Value Fund
Janus Henderson Global Life Sciences Fund	Janus Henderson Small-Mid Cap Value Fund
Janus Henderson Global Real Estate Fund	Janus Henderson Triton Fund
Janus Henderson Global Research Fund	Janus Henderson U.S. Dividend Income Fund
Janus Henderson Global Select Fund	Janus Henderson Venture Fund

(collectively, the “Funds”)

Supplement dated December 23, 2025

to Currently Effective Prospectuses

On December 22, 2025, Janus Henderson Group plc (“Janus Henderson”), the parent company of the Funds’ investment adviser, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders.

The closing of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between each Fund and Janus Henderson Investors US LLC (the “Adviser”). As a result, the closing of the Transaction will cause such advisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Funds (the “Trustees”) will consider new advisory agreements with the Adviser. If approved by the Trustees, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon the closing of the Transaction or such later time as shareholder approval is obtained.

Please retain this Supplement with your records.